UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 21, 2007

NCR CORPORATION

(Exact Name of Registrant Specified in Charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1700 S. Patterson Blvd.

Dayton, Ohio 45479

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As described in the Information Statement (the “Information Statement”) of Teradata Corporation (“Teradata”) filed on August 31, 2007 by NCR Corporation (“NCR”) as Exhibit 99.2 to NCR’s current report on Form 8-K, on September 30, 2007, NCR expects to spin off to holders of shares of NCR common stock as of the close of business on September 14, 2007, all of NCR’s interest in Teradata, its wholly owned subsidiary (the “Spin Off”).

In connection with the Spin Off and related transactions, NCR and Teradata have entered into a Tax Separation Agreement, dated September 21, 2007, between Teradata and NCR, and an Employee Benefits Agreement, dated as of September 21, 2007, between Teradata and NCR. These agreements are attached hereto as Exhibits 10.1 and 10.2, respectively, and the descriptions of these agreements set forth in the Information Statement are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
10.1	Tax Sharing Agreement, dated as of September 21, 2007, between Teradata Corporation and NCR Corporation

10.2	Employee Benefits Agreement, dated as of September 21, 2007, between Teradata Corporation and NCR Corporation

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

Dated: September 25, 2007	By:	/s/ Nelson F. Greene
Nelson F. Greene
Vice President, Deputy General Counsel and Assistant Secretary

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Index to Exhibits

Exhibit No.	Description
10.1	Tax Sharing Agreement, dated as of September 21, 2007, between Teradata Corporation and NCR Corporation

10.2	Employee Benefits Agreement, dated as of September 21, 2007, between Teradata Corporation and NCR Corporation

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